POWER OF ATTORNEY

         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report and Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, to be filed with the Securities and Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2000.

                                                           /S/ A. ALFRED TAUBMAN
                                                           ---------------------
                                                           A. Alfred Taubman

                                POWER OF ATTORNEY

         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report and Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, to be filed with the Securities and Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2000.

                                                              /S/ GRAHAM ALLISON
                                                              ------------------
                                                              Graham Allison

                                POWER OF ATTORNEY

         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report and Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, to be filed with the Securities and Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2000.

                                                           /S/ S. PARKER GILBERT
                                                           ---------------------
                                                           S. Parker Gilbert

                                POWER OF ATTORNEY

         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report and Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, to be filed with the Securities and Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2000.

                                                            /S/ JEROME A. CHAZEN
                                                            --------------------
                                                            Jerome A. Chazen

                                POWER OF ATTORNEY

         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report and Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, to be filed with the Securities and Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2000.

                                                          /S/ ALLAN J. BLOOSTEIN
                                                          ----------------------
                                                          Allan J. Bloostein

                                POWER OF ATTORNEY

         The undersigned, a Director of Taubman Centers, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint Robert S. Taubman and Lisa A. Payne and each of them, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report and Form 10-K for the year ended December 31, 1999, and any and all amendments thereto, to be filed with the Securities and Exchange Act of 1934, as amended (the "Act"), and any and all instruments that such attorneys and agents, or either of them, may deem necessary or advisable to enable the Company to comply with the Act and the rules, regulations, and requirements of the Commission in respect thereof, and the undersigned does hereby ratify and confirm as his own act and deed all that such attorneys and agents, and each of them, shall do or cause to be done by virtue hereof. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 24th day of March, 2000.

                                                            /S/ ROBERT C. LARSON
                                                            --------------------
                                                            Robert C. Larson